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EXHIBIT 23.5







                [PORTER, WRIGHT, MORRIS & ARTHUR LLP LETTERHEAD]

                                 March 12, 2004

         We hereby consent to the reference to our firm as experts in the Registration Statement on Form S-4 by FindWhat.com filed with the Securities and Exchange Commission on March 12, 2004.

                                         /s/ Porter, Wright, Morris & Arthur LLP